December 9 , 1998


To the Owners of the Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL:

     On July 27, 1998, Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's"), placed its ratings of the nine classes of the Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates Series 1998-C1-CTL (the "CTL Certificates") that it rated (the "Offered Certificates") on CreditWatch with negative implications. On July 24, 1998, Moody's Investors Service Inc. ("Moody's") placed the Offered Certificates on review for possible downgrade. On July 24, 1998, Duff & Phelps Credit Rating Co. ("Duff & Phelps") placed the Class F, Class G, Class H and Class J CTL Certificates on Rating Watch-Down. These listings followed the downgrade of the credit ratings assigned to Allegheny General Hospital to "B" from "A" by Standard & Poor's and from "Baa2" to "B1" and then to "Caa1" by Moody's and the downgrade of the credit ratings assigned to Allegheny Hospital, Centennial from "BB" to "CCC" by Standard & Poor's and from "B2" to "Caa2" and then to "Caa3" by Moody's. The downgrade of these ratings followed the commencement of bankruptcy cases under the Federal Bankruptcy Code on July 21, 1998 by Allegheny Health Education and Research Foundation ("AHERF") and certain of its affiliates, including Allegheny Hospital, Centennial. Tenet HealthSystem Philadelphia, Inc. ("Tenet") has purchased and assumed the liabilities in connection with certain assets of AHERF and its subsidiaries that have commenced chapter 11 cases, including the unexpired lease of Allegheny Centennial. The purchase and assumption was approved by the United States Bankruptcy Court for the Western District of Pennsylvania and Tenet will place the assets in newly created limited liability corporations that are wholly-owned subsidiaries of Tenet.

     Allegheny General Hospital, which is a subsidiary of AHERF but has not sought bankruptcy relief, is the lessee under credit tenant leases which support two mortgage loans (the "AGH Loans") included in the trust (the "Trust") relating to the CTL Certificates. As of November 1, 1998 (the "Amendment Cut-Off Date")(1), the AGH Loans had an aggregate principal balance of approximately $102,334,933 and comprised approximately 16.0% (by principal balance) of the mortgage loans in the Trust. Allegheny Hospital, Centennial was the lessee under a credit tenant lease that supports a mortgage loan (the "Centennial Loan") which is also included in the Trust. As of the Amendment Cut-Off Date, the Centennial Loan had an outstanding principal balance of approximately $9,185,913 and comprised approximately 1.4% by principal balance of the mortgage loans in the Trust.

     As more fully described in the Solicitation of Consent, Daiwa Finance Corp. ("Daiwa Finance") has offered to transfer eight credit tenant lease loans (the "New Loans") to the Trust in exchange for a new Certificate which entitles the holder thereof to receive all payments in respect of the AGH Loans. As of the Amendment Cut-Off Date, the New Loans had an approximate aggregate principal balance of $102,741,048. The transfer of the New Loans to the Trust and the issuance of the new Certificate require the amendment of the pooling and servicing agreement relating to the CTL Certificates, dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), by and among Merrill Lynch Mortgage Investors, Inc. ("MLMI"), as depositor, GMAC Commercial Mortgage Corporation, as master servicer (the "Master Servicer"), GMAC Commercial Mortgage Corporation, as special servicer (the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). If the proposed transaction and the corresponding amendments to the Pooling and Servicing Agreement are approved by the CTL Certificateholders, the following actions are expected to be taken:

--------------

(1) All principal balances, rates and percentages set forth in this letter and the Solicitation of Consent are approximate and were calculated based upon date as of the mortgage loan payment dates of November 1, 19998 or November 10, 1998, as applicable.

     o Daiwa Finance will transfer the New Loans to MLMI for deposit in the Trust.

     o The outstanding Certificate Balance of the Class A-PO Certificates will be increased from $1,457,634 to $1,714,285 to account for a New Loan with a mortgage rate of less than 6.75%.

     o Collections with respect to the AGH Loans will no longer be distributed to holders of the existing CTL Certificates but would instead be distributed to the holder of a new CTL Certificate (the "Class P Certificate").

     o Collections on the New Loans received after the Amendment Cut-Off Date will be distributed to the holders of the CTL Certificates as described in the Solicitation of Consent.

     o The Class P Certificate and any new REMIC residual interests will be delivered to Daiwa Finance in consideration its transfer of the New Loans to the Trust.

     o The CTL Certificates will represent interests in a new REMIC as further described in the attached Solicitation of Consent under "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS", but, except as described therein, will have the same features as they had prior to the consummation of the proposed transaction.

     Each beneficial owner of the CTL Certificates must provide its consent to the undersigned by execution of a Certificate of Consent no later than December 18, 1998. Forms of the Certificate of Consent are attached to the Solicitation of Consent as Exhibit A.

     PRIOR TO EXECUTION OF A CERTIFICATE OF CONSENT EACH HOLDER OF CTL CERTIFICATES SHOULD READ THE ATTACHED SOLICITATION OF CONSENT INCLUDING THE SECTION ENTITLED "RISK FACTORS" ON PAGE 29 THEREOF.

     If you have any questions about the proposed amendment to the Pooling and Servicing Agreement, the New Loans or the matters discussed in the Solicitation of Consent, please call Steve Sherwyn of Daiwa Finance at (212) 612-6905 or John Gluszak of MLMI at (212) 602-7566.

                             SOLICITATION OF CONSENT

                                   RELATING TO

          MERRILL LYNCH MORTGAGE INVESTORS, INC., MORTGAGE PASS-THROUGH
                        CERTIFICATES, SERIES 1998-C1-CTL

                             DATED: DECEMBER 9, 1998


     Delivered to: [INSERT NAME OF HOLDER OF CTL CERTIFICATE]

     The Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL (the "CTL Certificates") were issued on March 31, 1998 pursuant to the pooling and servicing agreement, dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), by and among Merrill Lynch Mortgage Investors, Inc. ("MLMI"), as depositor, GMAC Commercial Mortgage Corporation, as master servicer (the "Master Servicer"), GMAC Commercial Mortgage Corporation, as special servicer (the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). This Solicitation of Consent describes a proposed amendment to the Pooling and Servicing Agreement (the "Proposed Amendment").

     In order to accomplish the transactions contemplated by this Solicitation of Consent, each holder of the CTL Certificates must provide its consent to the Trustee by execution of a Certificate of Consent no later than December 18, 1998 or such later date as is determined by MLMI and Daiwa Finance in their sole discretion. Forms of the Certificate of Consent are attached hereto as Exhibit
A. In the event that the requisite consents of Certificateholders are not received by such date, the transactions described herein will not be consummated and no change to the Pooling and Servicing Agreement or the Trust Fund will be made.

     PRIOR TO EXECUTION OF A CERTIFICATE OF CONSENT, EACH HOLDER OF A CTL CERTIFICATE SHOULD READ THIS SOLICITATION OF CONSENT, INCLUDING THE SECTION ENTITLED "RISK FACTORS" ON PAGE 29 HEREOF.

     THERE IS NO OBLIGATION OF MLMI OR DAIWA FINANCE TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREIN AND EACH OF MLMI AND DAIWA FINANCE RESERVES THE RIGHT TO ALTER, MODIFY OR REFRAIN FROM ENTERING INTO THE TRANSACTION CONTEMPLATED HEREBY AT ANY TIME WITHOUT NOTICE TO THE HOLDERS OF THE CTL CERTIFICATES.

     THIS SOLICITATION OF CONSENT ONLY SUMMARIZES THE PROPOSED AMENDMENT AND THE TRANSACTIONS RELATING THERETO AND DOES NOT OTHERWISE PURPORT TO DESCRIBE THE POOLING AND SERVICING

AGREEMENT, THE MORTGAGE LOANS OR THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE CTL CERTIFICATES.

     THE OBLIGATIONS OF THE PARTIES TO THE TRANSACTIONS REFERRED TO HEREIN ARE SET FORTH IN, AND WILL BE GOVERNED BY, CERTAIN DOCUMENTS REFERRED TO HEREIN. THIS SOLICITATION OF CONSENT CONTAINS SUMMARIES OF SUCH DOCUMENTS THAT DO NOT PURPORT TO BE COMPLETE AND ARE SUBJECT TO, AND QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO, ALL OF THE PROVISIONS OF SUCH DOCUMENTS. FOR A COMPLETE DESCRIPTION OF THE RIGHTS AND OBLIGATIONS SUMMARIZED HEREIN, REFERENCE IS HEREBY MADE TO THE ACTUAL DOCUMENTS.

     THIS SOLICITATION OF CONSENT HAS BEEN PREPARED FROM INFORMATION FURNISHED BY MLMI, DAIWA FINANCE AND OTHER SOURCES. HOWEVER, NEITHER MLMI NOR DAIWA FINANCE MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS SOLICITATION OF CONSENT OR IN ANY OTHER WRITTEN OR ORAL COMMUNICATION TRANSMITTED TO HOLDERS OF THE CTL CERTIFICATES. NOTHING HEREIN SHALL BE DEEMED TO CONSTITUTE SUCH A REPRESENTATION OR WARRANTY OR A PROMISE OR REPRESENTATION AS TO THE FUTURE PERFORMANCE OF THE MORTGAGE LOANS, THE TRUST OR THE CTL CERTIFICATES.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS SOLICITATION OF CONSENT AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. THIS SOLICITATION OF CONSENT SUPERSEDES IN ITS ENTIRETY ANY PRELIMINARY TRANSACTION SUMMARY OR OTHER INFORMATION HERETOFORE DELIVERED TO HOLDERS OF THE CTL CERTIFICATES. THE DELIVERY OF THIS SOLICITATION OF CONSENT AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY DATE OTHER THAN THE DATE SPECIFIED HEREIN OR, IF NO DATE IS SPECIFIED, AS OF ANY TIME SUBSEQUENT TO THE DATE OF THIS SOLICITATION OF CONSENT.

     THIS SOLICITATION OF CONSENT IS FURNISHED TO THE PERSON NAMED ON THE COVER HEREOF ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSE OF EVALUATING THE TRANSACTIONS DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE.

     THE CONTENTS OF THIS SOLICITATION OF CONSENT ARE NOT TO BE CONSTRUED AS INVESTMENT, LEGAL OR TAX ADVICE. EACH HOLDER OF A CTL CERTIFICATE SHOULD CONSULT ITS OWN BUSINESS, LEGAL AND TAX ADVISORS AS TO INVESTMENT, LEGAL OR TAX ADVICE PRIOR TO CONSENTING

TO THE PROPOSED AMENDMENT AND DELIVERY OF A CERTIFICATE OF CONSENT.


                                Table of Contents

                                                                            Page

INTRODUCTION...................................................................1

TRANSACTION HISTORY............................................................1

THE PROPOSED TRANSACTION.......................................................3

PROPOSED AMENDMENT TO THE POOLING AND SERVICING AGREEMENT......................7

    Certificate Balances and Notional Amounts..................................7
    Pass-Through Rates.........................................................8
    Collections................................................................8
    Distributions..............................................................8
    Subordination; Allocation of Losses and Additional Trust Fund Expenses.....9
    Servicing..................................................................9

THE NEW LOANS..................................................................9

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS.....................................34

RISK FACTORS..................................................................35

    No Assurance of the Ratings...............................................35
    Concentration Risk........................................................35
    Bankruptcy Risk...........................................................35

RATINGS.......................................................................36

LEGAL MATTERS.................................................................36



               Exhibit A            New Loan Schedule

               Exhibit B            Form of Certificate of Consent

                                  INTRODUCTION

     THIS SOLICITATION OF CONSENT IS INTENDED ONLY TO SUMMARIZE TRANSACTIONS CONTEMPLATED BY THE PROPOSED AMENDMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW (THE "PROPOSED AMENDMENT"), AND IS QUALIFIED IN ITS ENTIRETY BY THE ACTUAL PROVISIONS SET FORTH IN THE PROPOSED AMENDMENT. THIS SOLICITATION OF CONSENT DOES NOT OTHERWISE PURPORT TO DESCRIBE THE POOLING AND SERVICING AGREEMENT, THE MORTGAGE LOANS OR THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE CTL CERTIFICATES, EXCEPT TO THE EXTENT SPECIFICALLY DESCRIBED HEREIN. ALL THE CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE POOLING AND SERVICING AGREEMENT.


                               TRANSACTION HISTORY

     On March 31, 1998 (the "Closing Date"), Daiwa Finance Corp. ("Daiwa Finance") sold all of its right, title and interest in and to 105 fixed rate mortgage loans (the "Original Loans"), each of which is secured by a first mortgage lien on the related borrower's interest in one or more income-producing real properties (the "Original Properties"), to Merrill Lynch Mortgage Investors, Inc. ("MLMI"). On the Closing Date, MLMI deposited each of the Original Loans in a trust (the "Trust") created pursuant to the pooling and servicing agreement, dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), by and among MLMI (in such capacity, the "Depositor"), GMAC Commercial Mortgage Corporation, as master servicer (the "Master Servicer"), GMAC Commercial Mortgage Corporation, as special servicer (the Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

     On the Closing Date, the Trustee issued and delivered to the Depositor the Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL (the "CTL Certificates"), which consist of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-PO Certificates, Class B Certificates, Class C Certificates, Class D Certificates, Class E Certificates and Class IO Certificates (collectively, the "Offered Certificates"), as well as Class F Certificates, Class G Certificates, Class H Certificates, Class J Certificates, Class K Certificates, Class R-I Certificate, Class R-II Certificate and Class R-III Certificate (collectively, the "Private Certificates" and, together with the Offered Certificates, the "CTL Certificates") in exchange for the Original Loans. The Depositor sold the Offered Certificates through several underwriters, and the Private Certificates through several placement agents, to investors.

     As of the Closing Date, each Original Property was subject to a lease (a "Credit Lease") to a single tenant (each a "Tenant") which met, or whose parent or affiliate which guaranteed the lease obligations (each, a "Guarantor") met, the credit criteria of the originator of the loan. On July 27, 1998, Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's"), placed its ratings of the Offered Certificates on CreditWatch with negative implications. On July 24, 1998, Moody's Investors Service Inc. ("Moody's") placed the Offered Certificates on review for possible downgrade. On July 24, 1998, Duff & Phelps Credit Rating Co. ("Duff & Phelps") placed the Class F, Class G, Class H and Class J CTL Certificates on Rating Watch-Down. These listings followed the downgrade of the credit ratings assigned to Allegheny General Hospital to "B" from "A" by Standard & Poor's and from "Baa2" to "B1" and then to "Caa1" by Moody's and the downgrade of the credit ratings assigned to Allegheny Hospital, Centennial from "BB" to "CCC" by Standard & Poor's and from "B2" to "Caa2" and then to "Caa3" by Moody's. The downgrade of these ratings followed the commencement of bankruptcy cases under the Federal Bankruptcy Code on July 21, 1998 by Allegheny Health Education and Research Foundation ("AHERF") and certain of its affiliates, including Allegheny Hospital, Centennial. Tenet HealthSystem Philadelphia, Inc. ("Tenet") has purchased and assumed the liabilities in connection with certain assets of AHERF and its subsidiaries that have commenced chapter 11 cases, including the unexpired lease of Allegheny Centennial. The purchase and assumption was approved by the United States Bankruptcy Court for the Western District of Pennsylvania and Tenet will place the assets in newly created limited liability corporations that are wholly-owned subsidiaries of Tenet.

     Allegheny General Hospital, which is a subsidiary of AHERF but has not sought bankruptcy relief, is the lessee under Credit Leases that provide the credit for two of the Original Loans (the "AGH Loans"). As of November 1, 1998 (the "Amendment Cut-Off Date"), the AGH Loans had an aggregate principal balance of approximately $102,334,933 and comprised approximately 16.0% (by principal balance) of the Original Loans. As of November 1, 1998 the Trust has collected all scheduled payments of principal and interest on the AGH Loans. Allegheny Hospital, Centennial is the lessee under a Credit Lease that provides the credit for another Original Loan (the "Centennial Loan") which is also included in the Trust. As of the Amendment Cut-Off Date, the Centennial Loan had an outstanding principal balance of approximately $9,185,913 and comprised approximately 1.4% of the Original Loans. The Centennial Loan is not a part of the proposed transaction described herein and will remain as one of the Mortgage Loans backing the CTL Certificates (exclusive of the Class P Certificate).

     Set forth in the table below is the summary of the AGH Loans which on the Amendment Closing Date, will become collateral for the Class P Certificate referred to below.

                                           SUMMARY OF AGH LOANS

                                                         ORIGINAL/CURRENT
                                                          CREDIT RATINGS
CONTROL                                         LEASE    ----------------    MORTGAGE    AMENDMENT CUT-
  NO.    TENANT/GUARANTOR      CITY     STATE    TYPE    S&P      MOODY'S      RATE     OFF DATE BALANCE
-------  ----------------      ----      --     -----    ---      -------    --------   ----------------

   3     Allegheny General  Pittsburgh   PA    Bondable  A/B      A3/Caa1     6.890%      $ 67,170,088
         Hospital

   2     Allegheny General  Pittsburgh   PA    Bondable  A/B      A3/Caa1     7.030%      $ 35,164,845
         Hospital
                                                                                          ------------
                                                                              TOTAL:      $102,334,933

     On December 7, 1998, the Trustee notified Daiwa Finance that the Master Servicer has claimed the existence of material breaches of representations and warranties relating to the AGH Loans and the Centennial Loan. The Pooling and Servicing Agreement provides that if a breach of a representation or warranty exists which materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, which breach is not cured within a specified period, then the Mortgage Loan Seller is obligated to repurchase such Mortgage Loan at the applicable Purchase Price. Daiwa Finance has advised the Trustee that it does not believe that any material breach of a representation or warranty with respect to the AGH Loans or the Centennial Loan has occurred. No assurance can be given that any such breach will ultimately be proven to exist or that if one does, whether or when a repurchase of the affected Mortgage Loan may occur.


                            THE PROPOSED TRANSACTION

     If the Proposed Amendment is approved, on or about December 18, 1998 (the "Amendment Closing Date"), Daiwa Finance will transfer all of its right, title and interest (subject to a retained participation interest in the Columbus Rite Aid Loan referred to below) in and to eight fixed rate mortgage loans (the "New Loans" and, together with all of the Original Loans other than the AGH Loans, the "Mortgage Loans") to the Depositor pursuant to the First Supplement to the Mortgage Loan Purchase Agreement, dated as of November 1, 1998 (the "First Supplement") in exchange for a new certificate ("Class P Certificate"), which will entitle the holder thereof to receive all payments on the AGH Loans. See "PROPOSED AMENDMENT TO THE POOLING AND SERVICING AGREEMENT" herein. The "Amendment Cut-Off Date Balance" of any New Loan is expected to equal the unpaid principal balance thereof as of the Amendment Cut-Off Date after reduction of all payments of principal due on or before such date, whether or not received. The aggregate Amendment Cut-Off Date Balance of the New Loans is $102,741,048 and the aggregate Amendment Cut-Off Date Balance of the AGH Loans is $102,334,933. Daiwa Finance, as Mortgage Loan Seller under the First Supplement, will make representations and warranties with respect to the New Loans that are substantially similar to the representations and warranties that Daiwa Finance made in respect of the Original Loans. On the Amendment Closing Date, the Depositor will deposit the New Loans and assign the rights and remedies thereunder (including the transferor representations and warranties) into the Trust.

     Set forth in the table below is summary information, as of the Amendment Cut-Off Date, with respect to each New Loan:

                                         SUMMARY OF NEW LOANS

                                                              CURRENT
                                                           CREDIT RATINGS
 CONTROL                                          LEASE    ---------------            AMENDMENT CUT-
   NO.     TENANT/GUARANTOR   CITY      STATE     TYPE     S&P    MOODY'S    RATE    OFF DATE BALANCE
-------    ----------------   ----      -----    -----     ---    -------    ----    -----------------

  N1         Georgia Power   Atlanta     GA     Bondable   A+      A1       6.800%     $ 77,805,504
             Company

  N2         Tops Market/    Jamestown   NY     Bondable   A       A3       6.620%        9,991,663
             Koninklijke
             Ahold, N.V.

  N3         Rite Aid        Spotswood   NJ     Bondable   BBB+    Baa1     7.070%        3,103,512
             Corporation

  N4         Rite Aid        North       OH     Bondable   BBB+    Baa1     7.070%        2,985,954
             Corporation     Royalton

  N5         Rite Aid        Columbus    OH     Bondable   BBB+    Baa1     7.070%        2,680,306
             Corporation

  N6         Rite Aid        East        CT     Bondable   BBB+    Baa1     7.070%        2,257,100
             Corporation     Haven

  N7         Rite Aid        Hurricane   WV     Bondable   BBB+    Baa1     7.070%        2,012,581
             Corporation

  N8         Rite Aid        Seaford     DE     Bondable   BBB+    Baa1     7.070%        1,904,428
             Corporation                                                               ------------
                                                                            Total:     $102,741,048

     The following tables set forth in summary form certain characteristics of the Mortgage Loans (not including the AGH Loans) which will support all Classes of CTL Certificates (other than the Class P Certificate) following the consummation of the Proposed Transaction (See "TABLE DEFINITIONS" herein for definitions of certain column headings in the following tables).

                               ALL MORTGAGE LOANS
                                 PROPERTY TYPES

                                              AGGREGATE           % OF AGGREGATE
                                              AMENDMENT              AMENDMENT
                         NUMBER OF             CUT-OFF                CUT-OFF
                         MORTGAGED              DATE                   DATE
PROPERTY TYPE            PROPERTIES            BALANCE                BALANCE
-------------            ----------           ---------           --------------

Retail
   Drug Store                49             $133,741,077              20.88%
   Grocery Store              4               26,213,230               4.09
   Discount Dept.             4               22,482,830               3.51
   Store
   Electronic Store           9               56,313,436               8.79
   Furniture Store           20               32,269,271               5.04
   Grocer/Dept. Store         3               44,502,209               6.95
   Other Retail               3               37,418,314               5.84
                            ---             ------------             ------
        Sub Total            92             $352,940,366              55.11%

Office                        9              206,994,753              32.32

Health Club                   6              43,180,982                6.74

Office/Warehouse              1                3,509,734               0.55

Other                        40               33,768,180               5.27
                            ---             ------------             ------

TOTALS:                     148             $640,394,016             100.00%


                               ALL MORTGAGE LOANS
                             GEOGRAPHIC DISTRIBUTION
                                                                       % OF
                                                AGGREGATE            AGGREGATE
                             NUMBER OF          AMENDMENT            AMENDMENT
                             MORTGAGED         CUT-OFF DATE        CUT-OFF DATE
            STATE           PROPERTIES           BALANCE              BALANCE
            -----           ----------       ---------------       -----------
          New York             11               $106,405,932          16.62%
          Georgia               1                 77,805,504          12.15
          Pennsylvania         42                 58,925,392           9.20
          Washington            8                 41,343,728           6.46
          Florida               6                 40,295,825           6.29
          California           11                 39,341,371           6.14
          Oregon                7                 32,957,078           5.15
          23 Others            62                243,319,185          38.00
                             ----            ---------------         ------
                  Total:     1462            $640,394,015.00         100.00%

                                  ALL MORTGAGE LOANS
                                    MORTGAGE RATES

                                                          % OF
                                        AGGREGATE       AGGREGATE       WEIGHTED
                       NUMBER OF        AMENDMENT       AMENDMENT       AVERAGE
   RANGE OF            MORTGAGE       CUT-OFF DATE     CUT-OFF DATE     MORTGAGE
MORTGAGE RATES           LOANS           BALANCE          BALANCE         RATE
--------------         ---------      ------------     ------------     --------

6.570%--6.999%            44          $256,686,029        40.08%         6.772%
7.000  --7.124             8            36,340,501         5.67          7.058
7.125  --7.249             2            15,982,666         2.50          7.146
7.250  --7.374             2             4,536,058         0.71          7.323
7.375  --7.499            22            51,901,897         8.10          7.468
7.500  --7.624             3            11,980,454         1.87          7.597
7.625  --7.749            13           107,049,131        16.72          7.677
7.750  --7.874             4            24,285,980         3.79          7.826
7.875  --7.999             1             6,037,177         0.94          7.950
8.250  --8.374             1            15,241,305         2.38          8.350
8.500  --8.624             3            17,438,093         2.72          8.610
8.750  --8.874             7            47,655,156         7.44          8.765
8.875  --9.000             1            45,259,569         7.07          9.000
                         ---          ------------       ------       --------
Total/Wtd. Avgs:         111          $640,394,016       100.00%      94.83772%

                                     ALL MORTGAGE LOANS
                              AMENDMENT CUT-OFF DATE BALANCES

         RANGE OF                NUMBER          AGGREGATE        % OF AGGREGATE
         AMENDMENT                 OF            AMENDMENT           AMENDMENT
       CUT-OFF DATE             MORTGAGE       CUT-OFF DATE         CUT-OFF DATE
         BALANCES                LOANS           BALANCE              BALANCE
------------------------        ---------      ------------       --------------

$   789,801--$   999,999             2         $  1,733,040             0.27%
  1,000,000--  1,999,999            27           43,961,265             6.86
  2,000,000--  2,999,999            26           65,372,450            10.21
  3,000,000--  3,999,999            14           47,116,898             7.36
  4,000,000--  4,999,999             8           36,018,574             5.62
  5,000,000--  5,999,999             7           39,267,310             6.13
  6,000,000--  6,999,999             6           40,000,678             6.25
  7,000,000--  7,999,999             2           14,883,041             2.32
  8,000,000--  8,999,999             3           24,666,242             3.85
  9,000,000--  9,999,999             3           28,609,065             4.47
 10,000,000-- 14,999,999             4           52,698,594             8.23
 15,000,000-- 19,999,999             6          102,019,648            15.93
 20,000,000-- 24,999,999             1           20,982,138             3.28
 40,000,000-- 49,999,999             1           45,259,569             7.07
 50,000,000-- 77,805,504             1           77,805,504            12.15
                                   ---         ------------           ------
             Total:                111         $640,394,016           100.00%


                        PROPOSED AMENDMENT TO THE POOLING
                             AND SERVICING AGREEMENT

     On the Amendment Closing Date, the Pooling and Servicing Agreement will be amended and restated to provide for the changes described below. Capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

CERTIFICATE BALANCES AND NOTIONAL AMOUNTS

     The Certificate Balance of each Class of the CTL Certificates (other than the Class A-PO Certificates) and the Notional Amounts of the Components that collectively comprise the Class IO Certificates will not change as a result of the Proposed Amendment. However, the Certificate Balance of the Class A-PO Certificates will be increased by $256,651 to $1,714,285. This adjustment to the Certificate Balance of the Class A-PO Certificates is necessary to adjust the effective Net Mortgage Rate on the Tops Market Loan (described below) to 6.75%.

     On the Amendment Closing Date, the Trust will issue a new CTL Certificate (the "Class P Certificate") to Daiwa Finance in exchange for the New Loans. The Class P Certificate will have a Certificate Balance equal to the aggregate outstanding Principal Balance of the AGH Loans, $102,334,933 as of the Amendment Cut-Off Date, and will represent the right to receive distributions of all collections on the AGH Loans after the Amendment Cut-Off Date. If, for any reason (such as the occurrence of an event of default), the AGH Loans were to be sold by the Trust, any proceeds received in respect thereof will not result in a prepayment of any of the CTL Certificates other than the Class P Certificate.

PASS-THROUGH RATES

     The Pass-Through Rate on each Class of CTL Certificates (other than the Class IO Certificates and the Class A-PO Certificates which do not have a Pass-Through Rate) will not be adjusted pursuant to the Proposed Amendment. However, because the Weighted Average Net Mortgage Rate on the AGH Loans exceeds the Weighted Average Net Mortgage Rate on the New Loans, the Pass-Through Rate on the Class IO Certificates will be reduced because of the substitution of the New Loans for the AGH Loans as collateral for the existing CTL Certificates. The Weighted Average Net Mortgage Rate of the Original Loans was 7.443% immediately prior to the Amendment Cut-Off Date and the Weighted Average Net Mortgage Rate of the Original Loans (other than the AGH Loans) and the New Loans immediately after the Amendment Cut-Off Date was 7.423%.

     The Class P Certificate will have a Pass-Through Rate equal to the weighted average of the Net Mortgage Rates on the AGH Loans.

COLLECTIONS

     All collections on the New Loans received after the Amendment Cut-Off Date (subject to applicable participation interests) will be distributed in the same manner and priority as the collections on all of the Original Loans (other than the AGH Loans). All collections on the AGH Loans after the Amendment Cut-Off Date will be distributed exclusively to the holder of the Class P Certificate.

     Because the Tops Market Loan is a Discount Mortgage Loan, a portion of any payments of principal received on such loan will be allocated as a portion of the Class A-PO Principal Distribution Amount on each Distribution Date and will be distributed in respect of the Class A-PO Certificates as set forth in the Pooling and Servicing Agreement.

DISTRIBUTIONS

     The Available Distribution Amount, the Principal Distribution Amount and the Class A-PO Principal Distribution Amount (each as defined in the Pooling and Servicing Agreement) and distributions of interest will be distributable in substantially the same (or somewhat greater, in the case of the Class A-PO Distribution Amount) amounts and the same order of priority as prior to the Proposed Amendment, except that none of the foregoing will include collections in respect of the AGH Loans and each of the foregoing will include collections in respect of the New Loans. All collections on the AGH Loans will be distributed exclusively to the holder of the Class P Certificate. No prepayment interest shortfalls on the AGH Loans will be allocated to the CTL Certificates.

SUBORDINATION; ALLOCATION OF LOSSES

     The subordination of certain Classes of the CTL Certificates to other classes of the CTL Certificates will be unaffected by the Proposed Amendment. However, the Class P Certificate will not be subordinated to any other Class of CTL Certificates and will not provide any credit support to such other Classes of CTL Certificates.

     Realized Losses and Additional Trust Fund Expenses in respect of the New Loans will be allocated in the same manner as the allocation of Realized Losses and Additional Trust Fund Expenses in respect of the Original Loans, except that Realized Losses and Additional Trust Fund Expenses in respect of the AGH Loans will be allocated exclusively to the Class P Certificate.

SERVICING

     The New Loans will be serviced in the same manner as the Original Loans.


                                  THE NEW LOANS

     The New Loans are each secured by a first mortgage lien on the related borrower's fee simple interest or ground lease interest in one or more income-producing real properties (the "New Properties"). Each New Property is subject to a Lease to a single Tenant (each a "Tenant") which meets, or the Guarantor of which meets, certain credit criteria of the originator of such New Loan. Each New Loan was originated or acquired by affiliates of Legg Mason Wood Walker, Incorporated between August, 1997 and September, 1998.

     The Mortgage Rates on the New Loans range from 6.62% to 7.07% and the weighted average Mortgage Rate of the New Loans (weighted on the basis of their respective Amendment Cut-Off Date Balances) equals 6.822%.

     All the New Loans are subject to a Lockout Period and thereafter, the borrower may substitute Defeasance Collateral in exchange for a release of the related Mortgaged Property.

     All the New Loans have stated remaining terms ranging from 239 months to 264 months.

     All the Mortgage Properties securing the New Loans were built since January 1981.

     Georgia Power Loan. One (1) New Loan (the "Georgia Power Loan") having an Amendment Cut-Off Date Balance of $77,805,504 is secured by a mortgage encumbering the fee and leasehold interest in a Mortgaged Property located in Atlanta, Georgia (the "Georgia Power Property") which is leased to Georgia Power Company ("Georgia Power"), a subsidiary of the Southern Company, a publicly traded company (NYSE: SO). As of the Amendment Cut-Off Date, Georgia Power had a corporate credit rating of "A+" and a long-term credit rating of "A1" from Standard and Poor's and Moody's, respectively.

     The Georgia Power Property consists of a net rentable area of approximately 765,000 square feet and a total land area of 4.932 acres.

     The Georgia Power Loan will be conveyed to the Trust subject to a participation interest held by a third party. The description of the Georgia Power Loan in this Solicitation of Consent describes the portion of the Georgia Power Loan that will be held by the Trust after the Amendment Cut-Off Date with a fixed Mortgage Rate of 6.80%. Each month the Trust will be entitled to receive all collections of principal and all collections of interest at the applicable Mortgage Rate. Under the terms of the Georgia Power Loan, the monthly payments in respect of principal will increase by approximately $100,000 on December 10, 2000 through scheduled maturity. Any amounts of interest collections remaining after distribution to the Trust will be distributed to the holder of the participation interest in the Georgia Power Loan. Collections of prepayment premiums, if any, on the Georgia Power Loan will be allocated between the Trust and the holder of the participation interest, as specified in the related participation agreement.

     The terms of such participation agreement prohibit the Master Servicer and the Special Servicer from waiving any payment default on the Georgia Power Loan without the prior written consent of the holder of the participation interest.

     Rite Aid Loans. Six (6) New Loans (the "Rite Aid Loans"), having an aggregate Amendment Cut-Off Date Balance of $14,943,881 and a weighted average coupon of 7.07%, are secured by six separate mortgages encumbering the respective fee simple interests in six separate Mortgaged Properties (the "Rite Aid Properties"), which are leased to various wholly-owned subsidiaries of Rite Aid Corporation (with a lease guaranty from Rite Aid Corporation), a publicly traded company (NYSE: RAD) which operates a national retail chain of approximately 3,900 drug stores in various states through the United States. As of the Amendment Cut-Off Date, the Rite Aid Corporation had a corporate credit rating of "BBB+" and a long-term credit rating of "Baa1" from Standard & Poor's and Moody's, respectively. The Rite Aid Properties are used for retail purposes, are located in five different states and have aggregate improvements totaling approximately 64,940 square feet.

     One Rite Aide Loan, secured by the Mortgaged Property located in Columbus, Ohio (the "Columbus Rite Aide Loan"), will be conveyed to the Trust subject to a retained participation interest in favor of the Mortgage Loan Seller equal to 5.5763863% of such loan. All collections of principal, interest and prepayment premiums, if any, on the Columbus Rite Aide Loan will be allocated between the Trust and the holder of such participation interest on a 94.4236137%/5.5763863% basis.

     Tops Market Inc. Loan One (1) New Loan (the "Tops Market Loan"), having an Amendment Cut-Off Date Balance of $9,991,663, and Mortgage Rate of 6.62%, is secured by a lease guaranty by Koninklijke Ahold, N.V. and a mortgage encumbering the fee simple interest in a Mortgaged Property located in Chautauqua County, New York (the "Tops

Property") which is leased to Tops Markets, Inc., a publicly traded company (NYSE: AHO) which operates a chain of approximately 238 supermarkets in western and central New York, Northern Pennsylvania and Northeast Ohio, offering food and general merchandise. As of the Amendment Cut-Off Date, Koninklijke Ahold, N.V. had a corporate credit rating of "A" and a long-term credit rating of "A3" from Standard and Poor's and Moody's, respectively.

     The Tops Property consists of approximately 85,000 square feet consisting of 77,000 square feet that it occupies and 8,000 square feet that it subleases for a net annual fixed minimum rental of $1.00.

ADDITIONAL NEW LOAN INFORMATION

     The following tables set forth certain characteristics of the New Loans (see "TABLE DEFINITIONS" herein for definition of certain table headings).

                                     NEW LOANS/PROPERTY TYPES

                                                       WEIGHTED AVERAGES
                                                       -----------------
                                              % OF
                               AGGREGATE   AGGREGATE
                               AMENDMENT    AMENDMENT              STATED           APPROXIMATE
                  NUMBER OF     CUT-OFF      CUT-OFF               REMAIN            PROPERTY
                  MORTGAGE       DATE         DATE      MORTGAGE    TERM   LOAN PER     SIZE
PROPERTY TYPES   PROPERTIES     BALANCE      BALANCE      RATE      (MO.)   SQ. FT.   (SQ. FT.)
--------------   ----------  ------------  ----------   --------   ------  -------  ------------
Office                1      $ 77,805,504    12.15%      6.800%     264      $102    765,000
Retail
  Grocery Store       1         9,991,663     1.56       6.620      239       118     85,000
  Drug Store          6        14,943,881     2.33       7.070      251       230     10,823
    Sub Total         7        24,935,544     3.89       6.890      246       214     21,420
                      -      ------------    -----       -----      ---       ---     -------
Total/Wtd. Avgs.      8      $ 102,741,048   16.04%      6.822%     260      $200     114,368

                                          NEW LOANS
                                   GEOGRAPHIC DISTRIBUTION

                                                                       % OF
                                                AGGREGATE            AGGREGATE
                            NUMBER OF           AMENDMENT            AMENDMENT
                            MORTGAGED          CUT-OFF DATE         CUT-OFF DATE
      STATE                PROPERTIES            BALANCE              BALANCE
      -----                ----------          ------------         ------------
Georgia                         1              $ 77,805,504           12.15%
New York                        1                 9,991,663            1.56
Ohio                            2                 5,666,260            0.88
New Jersey                      1                 3,103,512            0.48
Connecticut                     1                 2,257,100            0.35
West Virginia                   1                 2,012,581            0.31
Delaware                        1                 1,904,428            0.30
                                -              ------------           -----
     Total:                     8              $102,741,048           16.04%

                                                NEW LOANS
                                              MORTGAGE RATES

                                                                              WEIGHTED AVERAGES
                                            % OF     CUMULATIVE    -------------------------------------
                                         AGGREGATE      % OF
                            AGGREGATE    AMENDMENT    AMENDMENT
                NUMBER OF   AMENDMENT    CUT-OFF       CUT-OFF                     STATED      REMAINING
   RANGE OF     MORTGAGE   CUT-OFF DATE     DATE        DATE        MORTGAGE     REMAINING       AMORT
MORTGAGE RATES    LOANS      BALANCE      BALANCE      BALANCE        RATE       TERM (MO.)    TERM (MO.)
--------------  --------   ------------  ---------   -----------    --------     ----------    ----------
 6.620--6.999       2      $ 87,797,167     13.71%      13.71%        6.780%        261            261

 7.000--7.070       6        14,943,881      2.33       16.04         7.070         251            251
                    -      ------------     -----       -----         -----         ---            ---
Total/Wtd. Avgs.    8      $102,741,048     16.04%      16.04%        6.822%        260            260
Avgs.


                                                   NEW LOANS
                                         AMENDED CUT-OFF DATE BALANCES
                                                                                    WEIGHTED AVERAGES
                                                         % OF    CUMULATIVE   -------------------------------
                                                      AGGREGATE      % OF
          RANGE OF           NUMBER      AGGREGATE    AMENDMENT   AMENDMENT              STATED
         AMENDMENT             OF        AMENDMENT     CUT-OFF     CUT-OFF              REMAINING    REMAINING
       CUT-OFF DATE         MORTGAGE    CUT-OFF DATE    DATE        DATE      MORTGAGE    TERM         AMORT
         BALANCES            LOANS        BALANCE      BALANCE     BALANCE      RATE      (MO.)      TERM (MO.)
------------------------    --------    ------------  ---------  ----------   --------  ---------    ----------
$ 1,904,428--$ 1,999,999       1        $  1,904,428    0.30%        0.30%      7.070%     251          251
  2,000,000--  2,999,999       4           9,935,941    1.55         1.85       7.070      251          251
  2,000,000--  3,999,999       1           3,103,512    0.48         2.33       7.070      251          251
  4,000,000--  9,999,999       1           9,991,663    1.56         3.89       6.620      239          239
 10,000,000-- 77,805,504       1          77,805,504   12.15        16.04       6.800      264          264
                              --        ------------   -----        -----       -----      ---          ---
Total/Wtd. Avgs.               8        $102,741,048   16.04%       16.04%      6.822%     260          260

                                                  NEW LOANS
                                         YEARS OF SCHEDULED MATURITY

                                                                                 WEIGHTED AVERAGES
                                                           CUMULATIVE     ---------------------------------
                                                % OF          % OF
                              AGGREGATE       AGGREGATE     AMENDMENT                 STATED
                 NUMBER OF    AMENDMENT       AMENDMENT      CUT-OFF                 REMAINING    REMAINING
YEAR OF          MORTGAGE    CUT-OFF DATE    CUT-OFF DATE      DATE       MORTGAGE     TERM        AMORT
MATURITY          LOANS        BALANCE         BALANCE       BALANCE        RATE       (MO.)      TERM (MO.)
--------         --------   -------------    ------------  ----------     --------   ---------    ----------
 2018               1       $   9,991,663        1.56%         1.56%        6.620%      239         239
 2019               6          14,943,881        2.33          3.89         7.070       251         251
 2020               1          77,805,504       12.15         16.04         6.800       264         264
                   --       -------------       -----         -----         -----       ---         ---
Total/Wtd. Avgs.    8       $ 102,741,048       16.04%        16.04%        6.822%      260         260

TABLE DEFINITIONS

     For purposes of the tables herein:

          (i) References to "Remaining Amort Term" are references to the remaining amortization terms.

          (ii) References to "DSCR" are references to "Debt Service Coverage Ratios." With respect to the Mortgage Loans, debt service coverage ratios are used by lenders to measure the ratio of (a) absolute net cash realized by a landlord (as borrower) under a related Credit Lease ("Net Cash Flow") that is available for debt service (that is, cash remaining after deducting any expenses which are either (i) explicitly the responsibility of the landlord under the related Credit Lease (i.e., roof replacements if required under a Double-Net Lease, etc.), and/or (ii) those expenses which could potentially become the responsibility of the landlord under the Credit Lease if and as reasonably forecasted by the Mortgage Loan Seller, based upon either (A) potential expense obligations of the landlord to the Tenant or Mortgaged Property, or (B) expenses which may be incurred in order to comply with Rating Agencies' requirements (i.e., reserves for insurance in the event the Tenant, while currently doing so, is not obligated pursuant to the Credit Lease to maintain insurance meeting the requirements of the Rating Agencies, etc.)) to (b) required debt service payments.

          The "Debt Service Coverage Ratio" for any Mortgage Loan is the ratio of annual Net Cash Flow produced by the related Mortgaged Property to the annualized amount of debt service that will be payable under that Mortgage Loan commencing after the origination date. Debt Service Coverage Ratios measure the ability of a property to service mortgage debt based upon the existing lease payments due by the Tenant under the Credit Lease. The Net Cash Flow for a Mortgaged Property is the "net cash flow" of such Mortgaged Property as set forth in, or determined by, the Mortgage Loan Seller on the basis of a review of (i) the related Credit Lease, (ii) supporting confirmation of the matters set forth in the related Credit Lease (specifically in reliance upon Tenant estoppel certificates and subordination, attornment and non-disturbance agreements), and (iii) a review of third-party professional reports (structural engineering/property site assessments). Net Cash Flow does not reflect interest expense and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures, but does reflect reserves for replacements in those instances in which the landlord under the Credit Lease is responsible for specific repair, maintenance and/or capital items.

          (iii) References to "Loan per Sq. ft." refer to the Amendment Cut-Off Date Balance of such Mortgage Loan divided by the number of square feet that comprise the related Mortgaged Property.

          (iv) References to "Weighted Averages" are references to averages weighted on the basis of the Amendment Cut-Off Due Balances of the related Mortgage Loans (exclusive of the AGH Loans).

          (v) References to "Mortgage Rate" are references to the interest rate on a Mortgage Loan set forth in the related Mortgage Note on the Amendment Cut-Off Date; provided, however, that for purposes of this term, the portion of the Georgia Power Loan conveyed to the Trust shall have a "Mortgage Rate" of 6.80%.

WEIGHTED AVERAGE LIFE

     The weighted average life of any Class of Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of any Class of Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and applied to pay principal of such Certificate. Any delay in collection of a Balloon Payment due at the maturity of a Mortgage Loan will likely extend the weighted average life of a Class or Classes of Certificates entitled to distributions in respect of principal as of the date such Balloon Payment was due. As set forth in the Pooling and Servicing Agreement, the Principal Distribution Amount (up to the Class A-PO Principal Distribution Amount) for each Distribution Date will be distributable first in respect of the Class A-PO Certificates and then in respect of the Class A-1 Certificates until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class A-2 Certificates, the Class A-3 Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class H Certificates, the Class J Certificates and the Class K Certificates in that order, in each case until the Certificate Balance of such Class of Certificates is reduced to zero.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Solicitation of Consent is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of one or more mortgage loans. As used in the following table, the column headed "0%" assumes that none of the Mortgage Loans are prepaid in whole or in part before scheduled maturity. The columns headed "5%" and "10%," respectively, assume that prepayments are made each month at those levels of CPR on each Mortgage Loan whether or not such Mortgage is then in its Lockout Period, if any.

     The following tables are based on the following assumptions ("Modeling Assumptions"): (i) No Mortgage Loan prepays during a month in which a Lockout Period is in effect or in which prepayments on such Mortgage Loan are required to be accompanied by a Yield Maintenance Charge. All other Mortgage Loans prepay each month at the indicated rate, (ii) the Amendment Cut-Off Date Certificate Balances of the Sequential Pay Certificates and Class A-PO Certificates and the Pass-Through Rates for the REMIC Regular Certificates are as described in the Sections "Certificate Balances and National Amounts" and "Pass Through Rates" hereof, (iii) there are no delinquencies or Additional Trust Fund Expenses, (iv) scheduled interest and principal payments on the Mortgage Loans are timely received, except as described above, and prepayments are made on the Mortgage Loans on their respective Due Dates (assumed in all cases to be the first day of each month) at the indicated levels of CPR set forth in the tables, (v) partial prepayments on the Mortgage Loans are permitted, but are assumed not to affect the amortization schedules, (vi) no Prepayment Premiums are collected, (vii) neither the Master Servicer nor the Depositor exercises its right of optional termination of the Trust Fund described herein, (viii) no Mortgage Loan is required to be purchased from the Trust Fund, (ix) there are no Prepayment Interest Shortfalls or

Appraisal Reductions, (x) distributions on the Certificates are made on the 15th day (each assumed to be a Business Day) of each month, commencing in December, 1998, (xi) the assumed settlement date for the Certificates is March 31, 1998,
(xii) the Quarterly Pay Loans are assumed to pay principal on a quarterly basis and interest on a monthly basis, (xiii) the Mortgage Rate for Mortgage Loan Control Number 58 is assumed to be 8.8177147914% per annum and (xiv) for Mortgage Loan Control Number 21, it was assumed that only the Percentage Premium was applicable to such Mortgage Loan and the Yield Maintenance provision was ignored.

     The following tables indicate the percentage of the Amendment Cut-Off Date Certificate Balance of each Class of Certificates (other than the Class IO Certificates and the Class P Certificates) that would be outstanding after each of the dates shown under each of the designated scenarios (each, a "Scenario") and the corresponding weighted average life of each such Class of Certificates. The tables have been prepared on the basis of, among others, the assumptions described below. To the extent that the Mortgage Loans or the Certificates have characteristics that differ from those assumed in preparing the tables, the Certificates may mature earlier or later than indicated by the tables. The Mortgage Loans will not prepay at any constant rate, and it is highly unlikely that the Mortgage Loans will prepay in a manner consistent with the assumptions underlying any of the Scenarios. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of Amendment Cut-Off Date Certificate Balances (and shorten or extend the weighted average lives) shown in the following tables. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

     The tables set forth below were prepared on the basis of the Modeling Assumptions, except that it was assumed that there are no prepayments on the Mortgage Loans other than in accordance with the designated Scenario. The Scenarios are as follows:

          Scenario (1):            No Mortgage Loan prepays; that is, the CPR
                                   for the Mortgage Pool is 0%.

          Scenarios (2), (3),      No Mortgage Loan (including Defeasance Loans
          (4) and (5):             allowing defeasance but not voluntary
                                   prepayment during the Lock-Out Period)
                                   prepays during a month in which a Lockout
                                   Period is in effect or in which prepayments on such Mortgage Loan are required to be accompanied by a Yield Maintenance Charge.
                                   All other Mortgage Loans prepay each month at the rate of 5% CPR in the case of Scenario
                                   (2), 10% CPR in the case of Scenario (3), 15% in the case of Scenario (4) and 25% in the case of Scenario (5).

     Based on the above-referenced assumptions, the following thirteen tables indicate the resulting weighted average lives of each Class of the Certificates (other than the Class IO and Class PCertificates) and sets forth the percentages of the Amendment Cut-Off Date Certificate Balance of such Class of Certificates that would be outstanding after each of the dates shown under each of the designated Scenarios. For purposes of the following tables, the weighted average life is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of such Certificate to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                            CLASS A-1 CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                             0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                             ---------------------------------------------------------------
Distribution Date                (0% CPR)         (5% CPR)     (10% CPR)       (15% CPR)   (25% CPR)
-----------------                   1                2            3               4           5
                                 -------          --------     ---------       ---------   ---------
Closing Date...............        100              100           100            100         100
November 15, 1999..........         91               91            91             91          91
November 15, 2000..........         82               82            82             82          82
November 15, 2001..........         71               71            71             71          71
November 15, 2002..........         58               58            58             58          58
November 15, 2003..........         45               45            45             45          45
November 15, 2004..........         30               30            30             30          30
November 15, 2005..........         14               14            14             14          14
November 15, 2006 (and
  thereafter)..............          0                0             0              0           0
Weighted Average Life (in
  years) ..................          4.4              4.4           4.4            4.4         4.4

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                            CLASS A-2 CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                             0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                             ---------------------------------------------------------------
Distribution Date                (0% CPR)         (5% CPR)     (10% CPR)       (15% CPR)    (25% CPR)
-----------------                   1                2            3               4            5
                                 ------           --------     ---------       ---------     -------
Closing Date...............        100              100           100            100          100
November 15, 1999..........        100              100           100            100          100
November 15, 2000..........        100              100           100            100          100
November 15, 2001..........        100              100           100            100          100
November 15, 2002..........        100              100           100            100          100
November 15, 2003..........        100              100           100            100          100
November 15, 2004..........        100              100           100            100          100
November 15, 2005..........        100              100           100            100          100
November 15. 2006..........         96               96            96             95           95
November 15, 2007..........         50               50            49             48           47
November 15, 2008..........         20               19            18             17           16
November 15, 2009 (and
  thereafter)..............          0                0             0              0            0
Weighted Average Life (in
  years) ..................          9.2              9.2           9.1            9.1          9.1

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                            CLASS A-3 CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                           0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                           ---------------------------------------------------------------
Distribution Date               (0% CPR)          (5% CPR)     (10% CPR)       (15% CPR)    (25% CPR)
-----------------                  1                 2            3               4            5
                                -------           --------     ---------       ---------    ---------
Closing Date...............       100               100           100            100          100
November 15, 1999..........       100               100           100            100          100
November 15, 2000..........       100               100           100            100          100
November 15, 2001..........       100               100           100            100          100
November 15, 2002..........       100               100           100            100          100
November 15, 2003..........       100               100           100            100          100
November 15, 2004..........       100               100           100            100          100
November 15, 2005..........       100               100           100            100          100
November 15. 2006..........       100               100           100            100          100
November 15, 2007..........       100               100           100            100          100
November 15, 2008..........       100               100           100            100          100
November 15, 2009..........        91                91            91             90           90
November 15, 2010 .........        79                79            79             78           78
November 15, 2011..........        66                66            66             66           66
November 15, 1012..........        52                52            52             52           52
November 15, 2013..........        38                38            38             38           38
November 15, 2014..........        23                23            23             23           23
November 15, 2015..........         7                 7             6              6            6
November 15, 2016 (and
  thereafter)..............         0                 0             0              0            0
Weighted Average Life (in
  years) ..................        14.1              14.1          14.1           14.0         14.0


                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                            CLASS A-PO CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                            0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                            ---------------------------------------------------------------
Distribution Date                (0% CPR)         (5% CPR)     (10% CPR)       (15% CPR)    (25% CPR)
-----------------                   1                2            3               4            5
                                 -------          --------     ---------       --------     --------
Closing Date...............        100               100          100            100          100
November 15, 1999..........         98                98           98             98           98
November 15, 2000..........         96                96           96             96           96
November 15, 2001..........         93                93           93             93           93
November 15, 2002..........         90                90           90             90           90
November 15, 2003..........         88                88           88             88           88
November 15, 2004..........         84                84           84             84           84
November 15, 2005..........         81                81           81             81           81
November 15. 2006..........         78                78           78             78           78
November 15, 2007..........         74                74           74             74           74
November 15, 2008..........         70                70           70             70           70
November 15, 2009..........         65                65           65             65           65
November 15, 2010 .........         61                61           61             61           61
November 15, 2011..........         56                56           56             56           56
November 15, 1012..........         51                51           51             51           51
November 15, 2013..........         46                46           46             46           46
November 15, 2014..........         41                41           41             41           41
November 15, 2015..........         35                35           35             35           35
November 15, 2016 .........         29                29           29             29           29
November 15, 1017..........         23                23           23             23           23
November 15, 2018..........         16                16           16             16           16
November 15, 2019..........         12                12           12             12           12
November 15, 2020 (and
  thereafter) .............          0                 0            0              0            0
Weighted Average Life (in
  years) ..................         13.3              13.3         13.3           13.3         13.3

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                              CLASS B CERTIFICATES UNDER EACH DESIGNED SCENARIO

                                             0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                             ---------------------------------------------------------------
Distribution Date                (0% CPR)         (5% CPR)     (10% CPR)       (15% CPR)    (25% CPR)
-----------------                   1                2             3               4            5
                                 -------          --------     ---------       ---------    ---------
Closing Date...............       100               100           100             100          100
November 15, 1999..........       100               100           100             100          100
November 15, 2000..........       100               100           100             100          100
November 15, 2001..........       100               100           100             100          100
November 15, 2002..........       100               100           100             100          100
November 15, 2003..........       100               100           100             100          100
November 15, 2004..........       100               100           100             100          100
November 15, 2005..........       100               100           100             100          100
November 15. 2006..........       100               100           100             100          100
November 15, 2007..........       100               100           100             100          100
November 15, 2008..........       100               100           100             100          100
November 15, 2009..........       100               100           100             100          100
November 15, 2010 .........       100               100           100             100          100
November 15, 2011..........       100               100           100             100          100
November 15, 1012..........       100               100           100             100          100
November 15, 2013..........       100               100           100             100          100
November 15, 2014..........       100               100           100             100          100
November 15, 2015..........       100               100           100             100          100
November 15, 2016 .........        34                33            33              32           31
November 15, 2017 (and
  thereafter) .............         0                 0             0               0            0
Weighted Average Life (in
  years) ..................        17.9              17.8          17.8            17.8         17.8

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                             CLASS C CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                            0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                            ---------------------------------------------------------------
Distribution Date                (0% CPR)       (5% CPR)     (10% CPR)       (15% CPR)    (25% CPR)
-----------------                   1              2            3               4            5
                                 -------        --------     ---------       ---------    ---------
Closing Date...............         100            100          100            100           100
November 15, 1999..........         100            100          100            100           100
November 15, 2000..........         100            100          100            100           100
November 15, 2001..........         100            100          100            100           100
November 15, 2002..........         100            100          100            100           100
November 15, 2003..........         100            100          100            100           100
November 15, 2004..........         100            100          100            100           100
November 15, 2005..........         100            100          100            100           100
November 15. 2006..........         100            100          100            100           100
November 15, 2007..........         100            100          100            100           100
November 15, 2008..........         100            100          100            100           100
November 15, 2009..........         100            100          100            100           100
November 15, 2010 .........         100            100          100            100           100
November 15, 2011..........         100            100          100            100           100
November 15, 1012..........         100            100          100            100           100
November 15, 2013..........         100            100          100            100           100
November 15, 2014..........         100            100          100            100           100
November 15, 2015..........         100            100          100            100           100
November 15, 2016 .........         100            100          100            100           100
November 15, 2017 (and
  thereafter)..............           0              0            0              0             0
Weighted Average Life (in
  years) ..................          18.7           18.7         18.7           18.7          18.7

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                             CLASS D CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                           0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                           ---------------------------------------------------------------
Distribution Date                (0% CPR)       (5% CPR)     (10% CPR)       (15% CPR)    (25% CPR)
                                     1              2            3               4            5
                                 --------       --------     ---------       ---------    ---------
Closing Date...............         100             100           100           100          100
November 15, 1999..........         100             100           100           100          100
November 15, 2000..........         100             100           100           100          100
November 15, 2001..........         100             100           100           100          100
November 15, 2002..........         100             100           100           100          100
November 15, 2003..........         100             100           100           100          100
November 15, 2004..........         100             100           100           100          100
November 15, 2005..........         100             100           100           100          100
November 15. 2006..........         100             100           100           100          100
November 15, 2007..........         100             100           100           100          100
November 15, 2008..........         100             100           100           100          100
November 15, 2009..........         100             100           100           100          100
November 15, 2010 .........         100             100           100           100          100
November 15, 2011..........         100             100           100           100          100
November 15, 1012..........         100             100           100           100          100
November 15, 2013..........         100             100           100           100          100
November 15, 2014..........         100             100           100           100          100
November 15, 2015..........         100             100           100           100          100
November 15, 2016 .........         100             100           100           100          100
November 15, 2017..........          89              88            87            86           85
November 15, 2018 (and
  thereafter)..............           0               0             0             0            0
Weighted Average Life (in
  years) ..................          19.4            19.4          19.4          19.4         19.4


                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                             CLASS E CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                           0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                           ---------------------------------------------------------------
Distribution Date               (0% CPR)            (5% CPR)    (10% CPR)    (15% CPR)    (25% CPR)
-----------------                  1                    2            3            4           5
                                --------            --------    ---------    --------     ---------
Closing Date...............       100                  100          100          100         100
November 15, 1999..........       100                  100          100          100         100
November 15, 2000..........       100                  100          100          100         100
November 15, 2001..........       100                  100          100          100         100
November 15, 2002..........       100                  100          100          100         100
November 15, 2003..........       100                  100          100          100         100
November 15, 2004..........       100                  100          100          100         100
November 15, 2005..........       100                  100          100          100         100
November 15, 2006..........       100                  100          100          100         100
November 15, 2007..........       100                  100          100          100         100
November 15, 2008..........       100                  100          100          100         100
November 15, 2009..........       100                  100          100          100         100
November 15, 2010..........       100                  100          100          100         100
November 15, 2011..........       100                  100          100          100         100
November 15, 2012..........       100                  100          100          100         100
November 15, 2013..........       100                  100          100          100         100
November 15, 2014..........       100                  100          100          100         100
November 15, 2015..........       100                  100          100          100         100
November 15, 2016..........       100                  100          100          100         100
November 15, 2017..........       100                  100          100          100         100
November 15, 2018..........        56                   52           49           47          44
November 15, 2019 (and              0                    0            0            0           0
  thereafter)..............
Weighted Average Life (in
  years)...................        20.0                 20.0         20.0         20.0        20.0

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                             CLASS F CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                              0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                              ---------------------------------------------------------------
                                 (0% CPR)           (5% CPR)     (10% CPR)    (15% CPR)    (25% CPR)
Distribution Date                   1                  2             3            4            5
-----------------                --------           --------     ---------    ---------    --------
Closing Date...............        100                 100           100           100          100
November 15, 1999..........        100                 100           100           100          100
November 15, 2000..........        100                 100           100           100          100
November 15, 2001..........        100                 100           100           100          100
November 15, 2002..........        100                 100           100           100          100
November 15, 2003..........        100                 100           100           100          100
November 15, 2004..........        100                 100           100           100          100
November 15, 2005..........        100                 100           100           100          100
November 15, 2006..........        100                 100           100           100          100
November 15, 2007..........        100                 100           100           100          100
November 15, 2008..........        100                 100           100           100          100
November 15, 2009..........        100                 100           100           100          100
November 15, 2010..........        100                 100           100           100          100
November 15, 2011..........        100                 100           100           100          100
November 15, 2012..........        100                 100           100           100          100
November 15, 2013..........        100                 100           100           100          100
November 15, 2014..........        100                 100           100           100          100
November 15, 2015..........        100                 100           100           100          100
November 15, 2016..........        100                 100           100           100          100
November 15, 2017..........        100                 100           100           100          100
November 15, 2018..........        100                 100           100           100          100
November 15, 2019..........         56                  55            55            55           54
November 15,  2020 (and
  thereafter) .............          0                   0             0             0            0
Weighted Average Life (in
  years)...................         20.8                20.8           0.8          20.8         20.8

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                             CLASS G CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                            0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                            ---------------------------------------------------------------
                               (0% CPR)          (5% CPR)     (10% CPR)     (15% CPR)     (25% CPR)
Distribution Date                 1                 2             3             4             5
-----------------              --------          --------     ---------     ---------     ---------
Closing Date...............      100               100           100           100           100
November 15, 1999..........      100               100           100           100           100
November 15, 2000..........      100               100           100           100           100
November 15, 2001..........      100               100           100           100           100
November 15, 2002..........      100               100           100           100           100
November 15, 2003..........      100               100           100           100           100
November 15, 2004..........      100               100           100           100           100
November 15, 2005..........      100               100           100           100           100
November 15, 2006..........      100               100           100           100           100
November 15, 2007..........      100               100           100           100           100
November 15, 2008..........      100               100           100           100           100
November 15, 2009..........      100               100           100           100           100
November 15, 2010..........      100               100           100           100           100
November 15, 2011..........      100               100           100           100           100
November 15, 2012..........      100               100           100           100           100
November 15, 2013..........      100               100           100           100           100
November 15, 2014..........      100               100           100           100           100
November 15, 2015..........      100               100           100           100           100
November 15, 2016..........      100               100           100           100           100
November 15, 2017..........      100               100           100           100           100
November 15, 2018..........      100               100           100           100           100
November 15, 2019 .........      100               100           100           100           100
November 15, 2020 (and
  thereafter) .............        0                 0             0             0             0
Weighted Average Life (in
  years) ..................       21.5              21.5          21.5          21.5          21.5

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                             CLASS H CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                              0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                              ---------------------------------------------------------------
                                   (0% CPR)        (5% CPR)     (10% CPR)   (15% CPR)    (25% CPR)
Distribution Date                     1               2             3            4           5
-----------------                  --------        --------     ---------   ---------    ---------
Closing Date...............          100             100          100           100         100
November 15, 1999..........          100             100          100           100         100
November 15, 2000..........          100             100          100           100         100
November 15, 2001..........          100             100          100           100         100
November 15, 2002..........          100             100          100           100         100
November 15, 2003..........          100             100          100           100         100
November 15, 2004..........          100             100          100           100         100
November 15, 2005..........          100             100          100           100         100
November 15, 2006..........          100             100          100           100         100
November 15, 2007..........          100             100          100           100         100
November 15, 2008..........          100             100          100           100         100
November 15, 2009..........          100             100          100           100         100
November 15, 2010..........          100             100          100           100         100
November 15, 2011..........          100             100          100           100         100
November 15, 2012..........          100             100          100           100         100
November 15, 2013..........          100             100          100           100         100
November 15, 2014..........          100             100          100           100         100
November 15, 2015..........          100             100          100           100         100
November 15, 2016..........          100             100          100           100         100
November 15, 2017..........          100             100          100           100         100
November 15, 2018..........          100             100          100           100         100
November 15, 2019..........          100             100          100           100         100
November 15, 2020 (and
  thereafter) .............            0               0            0             0           0
Weighted Average Life (in
  years)...................           21.8            21.8         21.7          21.7        21.7

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                             CLASS J CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                             0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                             ---------------------------------------------------------------
                                  (0% CPR)           (5% CPR)     (10% CPR)   (15% CPR)    (25% CPR)
Distribution Date                     1                  2            3           4            5
-----------------                 --------           --------     ---------   ---------    ---------
Closing Date...............           100               100          100           100         100
November 15, 1999..........           100               100          100           100         100
November 15, 2000..........           100               100          100           100         100
November 15, 2001..........           100               100          100           100         100
November 15, 2002..........           100               100          100           100         100
November 15, 2003..........           100               100          100           100         100
November 15, 2004..........           100               100          100           100         100
November 15, 2005..........           100               100          100           100         100
November 15, 2006..........           100               100          100           100         100
November 15, 2007..........           100               100          100           100         100
November 15, 2008..........           100               100          100           100         100
November 15, 2009..........           100               100          100           100         100
November 15, 2010..........           100               100          100           100         100
November 15, 2011..........           100               100          100           100         100
November 15, 2012..........           100               100          100           100         100
November 15, 2013..........           100               100          100           100         100
November 15, 2014..........           100               100          100           100         100
November 15, 2015..........           100               100          100           100         100
November 15, 2016..........           100               100          100           100         100
November 15, 2017..........           100               100          100           100         100
November 15, 2018..........           100               100          100           100         100
November 15, 2019..........           100               100          100           100         100
November 15, 2020..........            58                44           35            29          22
November 15, 2020 (and
  thereafter) .............                               0            0             0           0
Weighted Average Life (in
  years)...................            22.0              22.0         22.0          22.0        22.0

                            PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                             CLASS K CERTIFICATES UNDER EACH DESIGNATED SCENARIO

                                              0% CPR during lockout or yld. maint.-otherwise at indicated CPR
                                              ---------------------------------------------------------------
                                  (0% CPR)           (5% CPR)     (10% CPR)   (15% CPR)    (25% CPR)
Distribution Date                    1                  2             3           4            5
-----------------                 --------           --------     ---------   ---------    ---------
Closing Date...............           100               100          100           100         100
November 15, 1999..........           100               100          100           100         100
November 15, 2000..........           100               100          100           100         100
November 15, 2001..........           100               100          100           100         100
November 15, 2002..........           100               100          100           100         100
November 15, 2003..........           100               100          100           100         100
November 15, 2004..........           100               100          100           100         100
November 15, 2005..........           100               100          100           100         100
November 15, 2006..........           100               100          100           100         100
November 15, 2007..........           100               100          100           100         100
November 15, 2008..........           100               100          100           100         100
November 15, 2009..........           100               100          100           100         100
November 15, 2010..........           100               100          100           100         100
November 15, 2011..........           100               100          100           100         100
November 15, 2012..........           100               100          100           100         100
November 15, 2013..........           100               100          100           100         100
November 15, 2014..........           100               100          100           100         100
November 15, 2015..........           100               100          100           100         100
November 15, 2016..........           100               100          100           100         100
November 15, 2017..........           100               100          100           100         100
November 15, 2018..........           100               100          100           100         100
November 15, 2019..........           100               100          100           100         100
November 15, 2020..........           100               100          100           100         100
November 15, 2021..........            50                49           48            47          47
November 15, 2022..........             6                 6            6             6           6
November 15, 2023 (and
  thereafter)..............             0                 0            0             0           0
Weighted Average Life (in
  years)...................            23.1              23.0         23.0          23.0        23.0

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     For federal income tax purposes, each CTL Certificate evidences ownership of an interest in a real estate mortgage investment conduit (a "REMIC"). Solely for federal income tax purposes, on the Amendment Closing Date each holder of a CTL Certificate will be deemed to have exchanged the REMIC interest that is currently represented by such CTL Certificate for a new REMIC interest. However, no actual exchange of CTL Certificates will occur and there will be no new CTL Certificates on the book-entry system of the Depository Trust Company.

     For federal income tax purposes, a holder of a CTL Certificate will not recognize any taxable gain or loss as a result of the above-described exchange of REMIC interests that will result from the adoption of the Proposed Amendment. Moreover, a holder's adjusted federal income tax basis for a CTL Certificate immediately after the adoption of the Proposed Amendment will be equal to the adjusted federal income tax basis for such CTL Certificate immediately prior to the adoption of the Proposed Amendment.

     However, if the fair market value of a CTL Certificate as of the date of adoption of the Proposed Amendment exceeds the adjusted federal income basis of such CTL Certificate immediately prior to the adoption of the Proposed Amendment, the holder will be required to include such excess in gross income over the remaining term of such CTL Certificate as if it were "market discount" within the meaning of Section 1278(a)(2) of the Internal Revenue Code of 1986 (the "Code") and the holder had made an election under Section 1278(b) of the Code to include such market discount currently in gross income. However, the holder would not be deemed to have made an election under Section 1278(b) with respect to other evidences of indebtedness owned by the holder.

     In addition, if the holder's adjusted federal income tax basis for a CTL Certificate immediately prior to the adoption of the Proposed Amendment exceeds the fair market value of such CTL Certificate immediately after the adoption of the Proposed Amendment, the holder will be treated as having made an election to treat such excess as amortizable bond premium on a taxable bond under Section 171(b) of the Code. However, the holder will not be deemed to have made a similar election with respect to other evidences of indebtedness owned by the holder.

     Except as set forth above, the federal income tax treatment of the CTL Certificates after the adoption of the Proposed Amendment will be as described under the respective discussions of "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" set forth in the Prospectus, dated February 25, 1998, and the Prospectus Supplement, dated March 25, 1998, for the CTL Certificates.

                                  RISK FACTORS

     The following Risk Factors relate only to certain risks associated with the transactions contemplated by the Proposed Amendment and do not purport to represent the risks associated with the Mortgage Loans generally or the risks associated with an investment in the CTL Certificates.

NO ASSURANCE OF THE RATINGS

     There can be no assurance that the ratings assigned to the Tenant or Guarantor on the Credit Leases with respect to the New Loans will not be qualified, downgraded or withdrawn by the rating agency assigning such ratings. Such a qualification, downgrade or withdrawal could result in a qualification, downgrade or withdrawal of the ratings assigned to the CTL Certificates.

     In the event that ratings assigned to the Tenant or Guarantor on the AGH Loans are upgraded, the existing CTL Certificates will not benefit from such a change in the ratings assigned to such Tenants or Guarantor.

CONCENTRATION RISK

     Six of the eight New Loans are Rite Aid Loans, which rely on the credit Rite Aid Corporation, which as of the Amendment Cut-Off Date represent 20.59% of the Mortgage Loans and 14.5% of the New Mortgage Loans. A greater concentration of any one borrower, Tenant or Guarantor supporting payment on the Mortgage Loans, can result in a greater negative impact on the Trust and payments on the CTL Certificates in the event of a default by such borrower, Tenant or Guarantor or in the event of a qualification, downgrade or withdrawal of the ratings assigned to such Tenant or Guarantor.

     Seven of the eight New Loans are secured by Mortgaged Properties which are in the retail industry. A greater concentration of Mortgage Loans that are secured by similar types of income-producing properties can result in a greater negative impact on the Trust and the distributions on the CTL Certificates in the event of a downturn in such business.

BANKRUPTCY RISK

     In the event of a voluntary or involuntary bankruptcy of Daiwa Finance, there can be no assurance that the bankruptcy court would characterize the transfer of the New Loans from Daiwa Finance to MLMI and the deposit of the New Loans into the Trust as a "true sale". Accordingly the payments on the New Loans may be subject to the automatic stay provisions of the United States Bankruptcy Code which could result in substantial delay of distributions to the CTL Certificates in respect of collections on New Loans.

                                     RATINGS

     It is a condition to the execution and delivery of the Proposed Amendment and the delivery of the New Loans to the Trust that each of Moody's, Standard & Poor's and Duff & Phelps confirm that the Proposed Amendment and the delivery of the New Loans to the Trust will not result in a qualification, downgrade or withdrawal of the ratings that were assigned to each class of the CTL Certificates then rated by each such rating agency.

                                  LEGAL MATTERS

     Certain securities laws matters will be passed upon for MLMI by Willkie Farr & Gallagher, New York, New York and certain tax matters will be passed upon by Brown & Wood, LLP, New York, New York.

                                                              EXHIBIT A

                                              CERTAIN CHARACTERISTICS OF THE NCTL LOANS
                                                                                                               NOT INCLUDING CLASS P

 CONTROL                                                                                                ZIP
   NO.       PROPERTY NAME                    ADDRESS                         CITY              STATE   CODE    PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
    N1       Georgia Power Office Building    241 Ralph McGill Boulevard      Atlanta           GA      30308   Office Headquarters
    N2       Tops Market                      2000 Washington Street          Jamestown         NY      14701   Retail Supermarket
    N3       Rite Aid Corp.                   Summerhill & Main               Spotswood         NJ      08884   Retail
    N4       Rite Aid Corp.                   Royalton/State Rds.             North Royalton    OH      44133   Retail
    N5       Rite Aid Corp.                   5445 North High St.             Columbus          OH      43214   Retail
    N6       Rite Aid Corp.                   588 Main Street                 East Haven        CT      06512   Retail
    N7       Rite Aid Corp.                   Route 34 & Mt. Vernon           Hurricane         WV      25526   Retail
    N8       Rite Aid Corp.                   701 Atlanta Road                Seaford           DE      19973   Retail

------------------------------------------------------------------------------------------------------------------------------------

             TOTAL/WEIGHTED AVERAGE

             TOTAL NEW POOL BALANCE

                                                                                     CUMULATIVE % OF                 CROSSED
   CONTROL          ORIGINAL              CURRENT                  % OF NEW              NEW POOL                COLLATERALIZED
     NO.             BALANCE              BALANCE                POOL BALANCE            BALANCE                LOANS CONTROL NO.
------------------------------------------------------------------------------------------------------------------------------------
     N1           $  77,925,000          $  77,805,504 (a)             12.1%               12.1%
     N2           $  10,011,786          $   9,991,663                  1.6%               13.7%
     N3           $   3,176,247          $   3,103,512                  0.5%               14.2%
     N4           $   3,055,934          $   2,985,954                  0.5%               14.7%
     N5           $   2,743,122          $   2,680,306 (b)              0.4%               15.1%
     N6           $   2,309,998          $   2,257,100                  0.4%               15.4%
     N7           $   2,059,748          $   2,012,581                  0.3%               15.7%
     N8           $   1,949,061          $   1,904,428                  0.3%               16.0%

------------------------------------------------------------------------------------------------------------------------------------

                  $ 103,230,896          $ 102,741,048                 16.0%               16.0%

                                         $ 640,394,016

                                                                        STATED     ORIG      REM
                                                               ORIG      REM      AMORT     AMORT
   CONTROL     INTEREST ACCRUAL    MORTGAGE   ADMINISTRATIVE   TERM     TERM      TERM      TERM       ORIGINATION       REPAYMENT
     NO.          METHOD             RATE        COST RATE     (MOS.)   (MOS.)    (MOS.)    (MOS.)         DATE             DATE
------------------------------------------------------------------------------------------------------------------------------------
     N1           30/360            6.80%        0.045%         267       264      267       264         07/01/98         11/10/20
     N2           30/360            6.62%        0.045%         240       239      240       239         09/03/98         10/01/18
     N3           30/360            7.07%        0.045%         265       251      265       251         08/27/97         10/10/19
     N4           30/360            7.07%        0.045%         265       251      265       251         08/27/97         10/10/19
     N5           30/360            7.07%        0.045%         265       251      265       251         08/27/97         10/10/19
     N6           30/360            7.07%        0.045%         265       251      265       251         08/27/97         10/10/19
     N7           30/360            7.07%        0.045%         265       251      265       251         08/27/97         10/10/19
     N8           30/360            7.07%        0.045%         265       251      265       251         08/27/97         10/10/19

------------------------------------------------------------------------------------------------------------------------------------

                                     6.82%                      264       260      264      260

                BALLOON/                                                  ANNUAL          ANNUAL NET           MINIMUM STABILIZED
   CONTROL      REPAYMENT    AMORTIZATION           PREPAYMENT             DEBT          RENT (BEFORE        DEBT SERVICE COVERAGE
     NO.         BALANCE          TYPE             RESTRICTIONS          SERVICE       LENDER RESERVES)     (NET OF LENDER RESERVES)
------------------------------------------------------------------------------------------------------------------------------------
     N1             0       Fully Amortizing       L(42),Def(225)        590,875           617,416                   1.00
     N2             0       Fully Amortizing       L(60),Def(180)         75,354            75,354                   1.00
     N3             0       Fully Amortizing       L(60),Def(205)         23,713            23,713                   1.00
     N4             0       Fully Amortizing       L(60),Def(205)         22,814            22,814                   1.00
     N5             0       Fully Amortizing       L(60),Def(205)         20,479            20,479                   1.00
     N6             0       Fully Amortizing       L(60),Def(205)         17,246            17,246                   1.00
     N7             0       Fully Amortizing       L(60),Def(205)         15,377            15,377                   1.00
     N8             0       Fully Amortizing       L(60),Def(205)         14,551            14,551                   1.00

------------------------------------------------------------------------------------------------------------------------------------

               CURRENT STABILIZED                             ORIGINATION DATE     CURRENT        BALLOON
   CONTROL    DEBT SERVICE COVERAGE     APPRAISED   APPRAISAL   LOAN-TO-VALUE   LOAN-TO-VALUE  LOAN-TO-VALUE   YEAR         SQUARE
     NO.    (NET OF LENDER RESERVES)      VALUE       DATE          RATIO           RATIO          RATIO       BUILT        FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------
     N1               1.04            90,500,000    08/20/98        86.1%           86.0%            0%         1981        765,000
     N2               1.00            10,800,000    02/02/98        92.7%           92.5%            0%         1997         85,000
     N3               1.00             3,300,000    09/01/97        96.2%           94.0%            0%         1997         10,752
     N4               1.00             3,200,000    07/08/97        95.5%           93.3%            0%         1997         10,752
     N5               1.00             2,900,000    07/07/97        94.6%           92.4%            0%         1997         10,752
     N6               1.00             2,400,000    09/01/97        96.2%           94.0%            0%         1997         11,180
     N7               1.00             2,200,000    09/01/97        93.6%           91.5%            0%         1997         10,752
     N8               1.00             2,100,000    06/01/97        92.8%           90.7%            0%         1997         10,752

------------------------------------------------------------------------------------------------------------------------------------

                         1                                          88.0%           87.6%          0.0%

                                                INITIAL                                                           TENANT/GUARANTOR
CONTROL       LOAN PER       OCCUPANCY          RESERVES       UNDERWRITING               TENANT                       RATING
  NO.          SQ FT         PERCENTAGE        AT CLOSING        RESERVES                  NAME                          S&P
------------------------------------------------------------------------------------------------------------------------------------
  N1            $102            100%               0                 0                Georgia Power Company             A+
  N2            $118            100%               0                 0                Koninklijke Ahold, n.v.           A
  N3            $289            100%               0                 0                Rite Aid Corp.                    BBB+
  N4            $278            100%               0                 0                Rite Aid Corp.                    BBB+
  N5            $249            100%               0                 0                Rite Aid Corp.                    BBB+
  N6            $202            100%               0                 0                Rite Aid Corp.                    BBB+
  N7            $187            100%               0                 0                Rite Aid Corp.                    BBB+
  N8            $177            100%               0                 0                Rite Aid Corp.                    BBB+

------------------------------------------------------------------------------------------------------------------------------------


CONTROL                            LEASE          LEASE           LEASE         CONTROL
  NO.             MOODY'S       START DATE      EXP DATE          TYPE            NO.
------------------------------------------------------------------------------------------
  N1                A1           11/01/80       10/31/20      Absolute Bond       N1
  N2                A3           01/05/98       09/30/18      Absolute Bond       N2
  N3               Baa1          08/28/97       09/30/19      Absolute Bond       N3
  N4               Baa1          08/28/97       09/30/19      Absolute Bond       N4
  N5               Baa1          08/28/97       09/30/19      Absolute Bond       N5
  N6               Baa1          08/28/97       09/30/19      Absolute Bond       N6
  N7               Baa1          08/28/97       09/30/19      Absolute Bond       N7
  N8               Baa1          08/28/97       09/30/19      Absolute Bond       N8

------------------------------------------------------------------------------------------

----------
(1) - The Administrative Cost for all Loans is 4.5 bps.

(2) - L=Lockout, Def=Defeasance, YM=Yield Maintenance, O=Open. Number of months at origination for each penalty type in parenthesis

(3) - Minimum Stablized DSCR (net of Lender Reserves) is calculated as 1st year stabilized Base Rent due under a lease, less Funded Reserves, divided by Annual Debt Service.

(4) - Represents the Corporate Credit Rating with respect to S&P and the Long Term Credit Rating with respect to Moody's.

(a) The Georgia Power Loan was originated on July 27, 1979. On July 1, 1998, the loan was purchased by Legg Mason Mortgage Capital Corporation ("LMMCC") from the holder. Prior to the purchase of the loan by LMMCC, the loan documents, with the consent of the borrower and holder, were amended to conform generally with the requirements of LMMCC.

(b) The Columbus Rite Aid Loan is subject to a participation agreement with Daiwa Finance. The participation agreement provides that Daiwa Finance will retain a portion of the current balance of such loan equal to $149,464 and that the Trust will hold the remainder equal to $2,530,842.

                             CERTIFICATE OF CONSENT

                           [FOR CLASS IO CERTIFICATES]


                                                               December __, 1998





Norwest Bank Minnesota, National
  Association, solely in its
  capacity as Trustee
11000 Broken Land Parkway
Columbia, Maryland  21044-3562

Merrill Lynch Mortgage Investors, Inc.
100 Church Street
18th Floor
New York, New York  10080-6518

Daiwa Finance Corp.
Financial Square
32 Old Slip
New York, New York  10005-3538


        Re:    Merrill Lynch Mortgage Investors, Inc.
               Mortgage Pass-Through Certificates
               Series 1998-C1-CTL
               ---------------------------------------

Ladies and Gentlemen:

     I am a duly authorized representative of [____________] ("[___________]"), which is the beneficial owner of the Class [__] Certificates that had an original Certificate Principal Balance of $[__________] (the "Certificates") and which comprise a portion of the Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates Series 1998-C1-CTL that were issued under the Pooling and Servicing Agreement, dated as of March 1, 1998 (the "Original Pooling and Servicing Agreement"), by and among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation as master servicer (the "Master Servicer"), GMAC Commercial Mortgage Corporation as special servicer (the "Special Servicer") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). I hereby certify to you that:

     1) [__________] has received and had an opportunity to review a copy of the Solicitation of Consent, dated as of December [__], 1998 (the "Solicitation of Consent") together with the exhibits thereto. All capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Solicitation of Consent.

     2) [__________] hereby consents to the amendment of the Original Pooling and Servicing Agreement as described in the Solicitation of Consent and as set forth in the New Pooling and Servicing Agreement, and agrees to be bound by the terms thereof. Upon such amendment of the Original Pooling and Servicing Agreement and effective as of November 1, 1998 (the "Amendment Cut-Off Date"), [__________] hereby releases all interest in and claims relating to the AGH Loans that were formerly represented by the Certificates.

     3) Effective as of the Amendment Cut-Off Date, [__________] hereby exchanges the REMIC III Regular Interest that was represented by the Certificates prior to the Amendment Cut-Off Date for the "regular interest" in REMIC VI that will be represented by the Certificates on and after the Amendment Cut-Off Date, provided that such exchange shall not result in any reduction to the Certificate Principal Balance of such Certificates or the Pass-Through Rate applicable thereto.

     4) The DTC Participant of the undersigned is [__________]. The original Certificate Principal Balance of the Class[____] Certificates now held by the undersigned is $[_______].


                             [NAME OF BENEFICIAL OWNER]


                             By:
                             Name:
                             Title:


                                      -2-